UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 23, 2010

XTRA-GOLD RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-139037	91-1956240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Bay Street, Suite 301, Toronto, Ontario, Canada	M5H 2V6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(416) 366-4227

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 3.02	Recent Sales of Unregistered Securities.

On November 23, 2010, Xtra-Gold Resources Corp. completed an initial public offering to Canadian residents (the "Offering") of 8,092,593 common shares of the company at a price of CDN$1.35 per common share for gross proceeds to the company of CDN$10,925,000. The Offering was carried out by a syndicate of investment dealers led by Haywood Securities Inc. and included GMP Securities L.P. and Raymond James Ltd. through an agency agreement entered into with the company dated November 8, 2010 (the "Agency Agreement"). The Offering was fully subscribed, including the over-allotment option set forth in the Agency Agreement. The company paid agency commissions equal to 6.5% of the gross offering proceeds, and issued broker warrants equal to 7% of the common shares sold in the Offering exercisable at the issue price of the common shares for a 24-month term. The Agency Agreement relating to the Offering is filed as Exhibit 10.1 to this current report on Form 8-K.

The net proceeds of the Offering will be used to fund the company's ongoing exploration activities in Ghana, West Africa.

The common shares of the company commenced trading on the Toronto Stock Exchange on November 23, 2010. The resale of the shares is restricted for sale to any person in the U.S. for six months following the closing of the Offering in accordance with U.S. securities laws.

Inasmuch as sales were limited to Canadian residents, no sales were made to any U.S. residents and registration under the Securities Act of 1933 was not required.

Item 7.01	Regulation FD Disclosure.

On November 23, 2010 the Registrant issued a press release announcing the closing of the public offering. A copy of the press release is filed as Exhibit 99.1 to this report.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.1	Agency Agreement among the Company and the Agents.

Exhibit 99.1	Press release issued by the Company dated November 23, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 24, 2010	XTRA-GOLD RESOURCES CORP. (Registrant)

By	/s/ John Charles Ross John Charles Ross Principal Financial Officer